                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                NOVEMBER 2, 2001
                Date of Report (Date of earliest event reported)


                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
             (Exact name of registrant as specified in its charter)



       BERMUDA                        1-8993                    94-2708455
(State or other jurisdiction of     (Commission               (I.R.S. Employer
 incorporation or organization)     file number)            Identification No.)


               80 SOUTH MAIN STREET, HANOVER, NEW HAMPSHIRE 03755
                    (Address of principal executive offices)


                                 (603) 643-1567
              (Registrant's telephone number, including area code)

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

   (c)         Exhibits.  The following exhibits are filed herewith:

   EXHIBIT NO.                      DESCRIPTION
   -----------                      -----------

     99 (a) Text of press release issued by White Mountains Insurance Group, Ltd. dated November 2, 2001.

ITEM 9.        REGULATION FD DISCLOSURE.

In a press release dated November 2, 2001, White Mountains Insurance Group, Ltd. (the "Registrant") announced that it is seeking to establish as a founding shareholder a new Bermuda-based property and casualty reinsurer. The Registrant's press release November 2, 2001 is furnished herewith as Exhibit 99(a) and is incorporated by reference in its entirety.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   WHITE MOUNTAINS INSURANCE GROUP, LTD.



Dated: November 2, 2001            BY: /s/ J. BRIAN PALMER
                                       ----------------------------------------
                                       J. Brian Palmer
                                       Chief Accounting Officer